SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2005

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane
Murrysville, Pennsylvania		15668-8525

(Address of Principal		(Zip Code)
Executive Offices)

724-387-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 21, 2005, Respironics Inc. issued a press release announcing its financial results for the three months and nine months ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

     99           Press release, dated April 21, 2005, issued by Respironics, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.
By:	/s/ Daniel J. Bevevino
Daniel J. Bevevino
Vice President, and Chief Financial and Principal Accounting Officer

Dated: April 21, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release, dated April 21, 2005, issued by Respironics, Inc.

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